EXHIBIT 10.1

EDISON INTERNATIONAL LOGO



                            EQUITY COMPENSATION PLAN

                         1999 DIRECTOR AWARD CERTIFICATE




This award is made by Edison International to __________________________ ("Director"), as of April 15, 1999, pursuant to the Equity Compensation Plan ("Plan"). Edison International hereby grants to Director, as a matter of separate arrangement and not in lieu of any other compensation for services, the following:


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     500 Shares of Edison  nternational Common  Stock  to be  issued as soon as practicable in accordance with the Director's instructions, and

     300 Edison International deferred stock units to be credited under the Director Deferred Compensation Plan.
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The deferred stock unit award is made subject to the terms and conditions contained in the Director Deferred Compensation Plan which are incorporated herein by reference.


Edison International



By: LILLIAN GORMAN
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    LILLIAN GORMAN